UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell Emerging Markets Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Oaktree Capital Management, L.P. to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Victoria 1522 Investments, L.P. as a money manager to the Fund. These changes became effective on March 10, 2014 and February 28, 2014, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

April 25, 2014

To Shareholders of the Russell Emerging Markets Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of Oaktree Capital Management, L.P. (“Oaktree”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Victoria 1522 Investments, L.P. (“Victoria”) as a money manager to the Fund. These changes became effective on March 10, 2014 and February 28, 2014, respectively.

The attached Information Statement provides information about Oaktree, the new portfolio management contract with Oaktree and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell Emerging Markets Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On February 25, 2014, the Board authorized the signing of a portfolio management contract to engage Oaktree Capital Management, L.P. (“Oaktree”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of a similar portfolio management contract with Victoria 1522 Investments, L.P. (“Victoria”). On February 28, 2014, the portfolio management contract with Victoria was terminated.

Portfolio Management Contract

Effective March 10, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Oaktree. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Oaktree and by Oaktree upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Oaktree, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 25, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Oaktree. The Trustees approved the terms of the proposed portfolio management contract with Oaktree based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered their findings at their August 26-27, 2013 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Oaktree, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 1.15% (estimated to be $22,869,614 based on an assumed average asset level of $1,988,662,060 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.41% (estimated to be $8,153,514 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.42% (estimated to have been $8,352,381 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Oaktree.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Oaktree acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2013
Multi-Manager Emerging Markets Equity Fund	$500 million
(Northern Trust Company)

Vanguard Emerging Markets Select Stock Fund	$58 million

Harbor Emerging Markets Equity Fund	$14 million

Additional Information About Oaktree

Oaktree Capital Management, L.P. (“Oaktree”), 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, a Delaware limited partnership, is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a Delaware limited liability company that is publicly-traded on the New York Stock Exchange. OCG’s ticker and CUSIP are OAK and 674001201.

The names and principal occupations of the principal executive officers and each director or general partner of Oaktree, all located at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, are listed below.

Name	Principal Occupation/Title
Howard Marks	Chairman
Bruce Karsh	President and Chief Investment Officer
John Frank	Managing Principal
David Kirchheimer	Principal and Chief Financial and Administrative Officer
Kevin Clayton	Principal
Steve Kaplan	Principal and Group Founder
Larry Keele	Principal and Portfolio Manager
Sheldon Stone	Principal and Portfolio Manager
Bob Denham	Outside Director
D. Richard Masson	Outside Director
Wayne Pierson	Outside Director
Marna Whittington	Outside Director
Jay Wintrob	Outside Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Oaktree. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Oaktree, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Oaktree or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell Global Infrastructure Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Global Infrastructure Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Lazard Asset Management LLC to serve as a new money manager to the Fund. This change became effective on February 25, 2014.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

April 25, 2014

To Shareholders of the Russell Global Infrastructure Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Fund’s Board of Trustees (the “Board”) has approved the selection of Lazard Asset Management LLC (“Lazard”) to serve as a new money manager to the Fund. This change became effective on February 25, 2014.

The attached Information Statement provides information about Lazard, the new portfolio management contract with Lazard and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL GLOBAL INFRASTRUCTURE FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Global Infrastructure Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On February 25, 2014, the Board authorized the signing of a portfolio management contract to engage Lazard Asset Management LLC (“Lazard”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo.

Portfolio Management Contract

Effective February 25, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Lazard. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Lazard and by Lazard upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Lazard, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 25, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Lazard. The Trustees approved the terms of the proposed portfolio management contract with Lazard based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $1.24 billion (as of December 31, 2013), the proposed changes would increase by approximately $396,228 per annum the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Lazard, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 1.25% (estimated to be $12,818,994 based on an assumed average asset level of $1,025,519,577 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.26% (estimated to be $2,666,351 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.29% (estimated to have been $2,974,007 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Lazard.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Lazard acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2013

Lazard Global Listed Infrastructure Portfolio	$679.8 million
Northern Trust Global Listed Infrastructure Fund	$327.4 million

Additional Information About Lazard

Lazard Asset Management LLC. 30 Rockefeller Plaza, 59th Floor, New York, NY 10112, is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange. The sedol and CUSIP for Lazard Ltd. are B081VQ7 and G54050102, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Lazard, all located at 30 Rockefeller Plaza, 59th Floor, New York, NY 10112, are listed below.

Name	Principal Occupation/Title
Chief Executive Officer
Ashish Bhutani	Chief Executive Officer
Deputy Chairmen
Charles Carroll	Global Marketing
Andrew Lacey	US/Global Strategies
John Reinsberg	International/Global Strategies
Chairman USA
Robert P. DeConcini	Lazard US
Senior Managing Directors
Andreas Hübner	Lazard Deutschland
Robert Prugue	Lazard Asia-Pacific
Bill Smith	Lazard London
Managing Directors
Jennifer Abate	US Financial Institutions Group
Aaron Barnfather	European Equity
Ardra Belitz	Emerging Income
Michael Bennett	International Equity
Christopher Blake	US Equity
Nicholas Bratt	Global Equity – Thematic
Rhett Brown	Global Equity Research
Charles Burgdorf	US Financial Institutions Group
Irene Cheng	Global Equity – Thematic
Rohit Chopra	Emerging Markets Equity
David Cleary	Fixed Income and Asset Allocation
Kenneth Colton	Capital Advisory Group
Robert Connin	Consultant Relations
Alan Custis	UK Equity
Kun Deng	Discounted Assets
Henry Detering	Global Marketing
James Donald	Emerging Markets
Anthony Dote, Jr.	US Institutional Marketing
Yury Dubrovsky	Global Risk Management
Christian Eckert	European Fixed Income
Robert Failla	US Equity
Michael Fry	Global Equity
Jeffrey Gould	US Institutional Marketing
Timothy Griffen	Japanese Equity
Peter Hunsberger	Global Equity Research
Yugo Ishida	Japan
Jai Jacob	Multi Strategy
Dwight Jacobsen	US Financial Institutions Group
Arif Joshi	Emerging Markets Debt
Yvette Klevan	Global Fixed Income

Werner Krämer	Macroeconomic Research
Matthias Kruse	European Marketing
Jay Leupp	Global Real Estate Securities
Mark Little	International Equity
Gerald Mazzari	Chief Operating Officer
Thomas McManus	Multi Strategy
Paul Moghtader	Quantitative Equity
Jonathan Morris	Global Equity Research
Andrew Norris	Global Equity – Thematic
Kevin O’Hare	Developing Markets Equity
Mohit Pandya	UK Institutional Marketing
Prateek Pant	Global Risk Management
Nathan Paul	Legal & Compliance
David Pizzimenti	Global Equity Research
Michael Powers	International Equity
Ganesh Ramachandran	Emerging Income
Joe Ramos	US Fixed Income
Sháka Rasheed	Alternative Investments Marketing – Americas
Sean Reynolds	Relative Value
Susan Roberts	Australia & New Zealand
Patrick Ryan	Global Equity
James Schachtel	Capital Advisory Group
Ulrich Schweiger	Portfolio Management
Brian Simon	Legal & Compliance
Denise Simon	Emerging Markets Debt
Manish Singhai	Asian Equity
Darrin Sokol	Equity Trading
Craig Straub	Capital Advisory Group
Jeremy Taylor	Global Equity Research
Ronald Temple	Global Equity Research
Richard Tutino	US Equity
George Varino	Emerging Markets Debt
Louisa Vincent	UK Institutional Marketing
Kelly Ward	Portfolio Implementation
Mike Wariebi	AI Marketing – Europe & Middle East
Merida Welles	US Institutional Marketing
Christopher Whitney	Global Equity Research
David Willis	US Institutional Marketing

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Lazard. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Lazard, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Lazard or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell U.S. Small Cap Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, as a result of a change of control for Chartwell Investment Partners (“Chartwell”), an existing money manager for the Fund, the Board of Trustees of RIC (the “Board”) approved a new portfolio management contract with Chartwell at its February 25, 2014 Board meeting, for Chartwell to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on March 5, 2014.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

April 25, 2014

To Shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for Chartwell Investment Partners (“Chartwell”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved a new portfolio management contract with Chartwell at its February 25, 2014 Board meeting, for Chartwell to continue to serve as a money manager to the Fund. This new portfolio management contract became effective on March 5, 2014.

The attached Information Statement provides information about Chartwell, the new portfolio management contract with Chartwell and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager related change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell U.S. Small Cap Equity Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

Chartwell Investment Partners (“Chartwell”) is an existing money manager for the Fund. Chartwell was previously 100% employee owned. On January 7, 2014, Chartwell notified RIMCo that Chartwell had accepted an offer to be acquired by TriState Capital Holdings, Inc. (“TriState”) (the “Transaction”). TriState is a publicly traded company based in Pittsburgh with representative offices in Pittsburgh, Cleveland, Villanova, Princeton and New York City. Because this change of control resulted in an assignment of Chartwell’s portfolio management contract with RIMCo and an automatic termination of that contract, the Board of RIC approved a new portfolio management contract with Chartwell at its February 25, 2014 Board meeting. This new portfolio management contract became effective on March 5, 2014.

Portfolio Management Contract

Effective March 5, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Chartwell. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Chartwell and by Chartwell upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Chartwell, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 25, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Chartwell. The Trustees approved the terms of the proposed portfolio management contract with Chartwell based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that the proposed change would have no impact on the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Chartwell, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $10,792,911 based on an assumed average asset level of $1,541,844,400 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.40% (estimated to be $6,167,378 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.40% (estimated to have been $6,167,378 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Chartwell.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Chartwell acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2014
Chartwell Small Cap Value Fund	$26.7 million

Additional Information About Chartwell

Subsequent to the Transaction, Chartwell Investment Partners, Inc., 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412, is a wholly owned subsidiary of TriState Capital Holdings, Inc., a publicaly traded company. The ticker and CUSIP for TriState Capital Holdings, Inc. are TSC and 89678F100, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Chartwell, all located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412, are listed below.

Name	Principal Occupation/Title
James F. Getz	Director
James Minnick	Director
Richard Seidel	Director
James Dolan	Director
Timothy J. Riddle	Managing Partner, Chief Executive Officer
Edward N. Antoian	Managing Partner, Chief Investment Officer of Growth Group
G. Gregory Hagar	Managing Partner, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary
Michael J. McCloskey	Managing Partner, Director of Client Services & Marketing

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Chartwell. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Chartwell, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Chartwell or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell U.S. Tax-Managed Mid & Small Cap Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding recent money manager events related to the Russell U.S. Tax-Managed Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details recent money manager events related to the Fund. Specifically, as a result of a change of control for Chartwell Investment Partners (“Chartwell”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved a new portfolio management contract with Chartwell at its February 25, 2014 Board meeting, for Chartwell to continue to serve as a money manager to the Fund. Additionally, the Fund’s Board approved the selection of Luther King Capital Management Corporation (“LKCM”) to serve as a new money manager to the Fund. These new portfolio management contracts became effective on March 5, 2014.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding these recent money manager events, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

April 25, 2014

To Shareholders of the Russell U.S. Tax-Managed Mid & Small Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details recent money manager events related to the Fund. Specifically, as a result of a change of control for Chartwell Investment Partners (“Chartwell”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved a new portfolio management contract with Chartwell at its February 25, 2014 Board meeting, for Chartwell to continue to serve as a money manager to the Fund. Additionally, the Fund’s Board approved the selection of Luther King Capital Management Corporation (“LKCM”) to serve as a new money manager to the Fund. These new portfolio management contracts became effective on March 5, 2014. The Board also approved the termination of Turner Investments, L.P. effective February 26, 2014.

The attached Information Statement provides information about Chartwell and LKCM, the new portfolio management contracts with Chartwell and LKCM and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for these money manager related changes. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell U.S. Tax-Managed Mid & Small Cap Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Tax-Managed Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different discretionary money managers unaffiliated with RIMCo. Such money managers have discretionary asset management assignments pursuant to which they are allocated a portion of Fund assets. Certain money managers may also have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. Assets not allocated to discretionary money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Managers

Chartwell Investment Partners (“Chartwell”) is an existing money manager for the Fund. Chartwell was previously 100% employee owned. On January 7, 2014, Chartwell notified RIMCo that Chartwell had accepted an offer to be acquired by TriState Capital Holdings, Inc. (“TriState”) (the “Transaction”). TriState is a publicly traded company based in Pittsburgh with representative offices in Pittsburgh, Cleveland, Villanova, Princeton and New York City. Because this change of control resulted in an assignment of Chartwell’s portfolio management contract with RIMCo and an automatic termination of that contract, the Board of RIC approved a new portfolio management contract with Chartwell at its February 25, 2014 Board meeting. This new portfolio management contract became effective on March 5, 2014.

Additionally, on February 25, 2014, the Board authorized the signing of a portfolio management contract to engage Luther King Capital Management Corporation (“LKCM”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIMCo. This new portfolio management contract became effective on March 5, 2014.

On February 25, 2014, the Board also authorized the termination of a portfolio management contract with Turner Investments, L.P. (“Turner”). On February 26, 2014, the portfolio management contract with Turner was terminated.

Portfolio Management Contract

Effective March 5, 2014, RIMCo, as fiduciary for RIC, entered into new portfolio management contracts with Chartwell and LKCM. Each contract will continue until August 31, 2015. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Chartwell or LKCM, respectively, and by Chartwell and LKCM, respectively, upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Chartwell and LKCM, respectively, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among multiple discretionary money managers. In addition, certain money managers may have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the discretionary money managers and selecting non-discretionary money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on February 25, 2014, the Board received a proposal from RIMCo to approve new portfolio management contracts between RIMCo and Chartwell and LKCM, respectively. The Trustees approved the terms of each proposed portfolio management contract with Chartwell and LKCM, respectively, based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $245 million (as of September 30, 2013), the proposed changes would decrease by approximately $37,684 per annum the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their August 26-27, 2013 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meeting is available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which is available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Chartwell and LKCM, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.98% (estimated to be $2,037,687 based on an assumed average asset level of $207,927,273 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.32% (estimated to be $665,367 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.32% (estimated to have been $665,367 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Chartwell or LKCM.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Chartwell acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2014
Chartwell Small Cap Value Fund	$26.7 million

LKCM acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2014
LKCM Small-Mid Cap Equity Fund	$366 million

Additional Information About Chartwell and LKCM

Subsequent to the Transaction, Chartwell Investment Partners, Inc. 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412, is a wholly owned subsidiary of TriState Capital Holdings, Inc., a publicaly traded company. The ticker and CUSIP for TriState Capital Holdings, Inc. are TSC and 89678F100, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Chartwell, all located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312-2412, are listed below.

Name	Principal Occupation/Title
James F. Getz	Director
James Minnick	Director
Richard Seidel	Director
James Dolan	Director
Timothy J. Riddle	Managing Partner, Chief Executive Officer
Edward N. Antoian	Managing Partner, Chief Investment Officer of Growth Group
G. Gregory Hagar	Managing Partner, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary
Michael J. McCloskey	Managing Partner, Director of Client Services & Marketing

Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, is a wholly owned subsidiary of Southwest JLK Corporation. Southwest JLK Corporation is 100% owned by the employees of Luther King Capital Management Corporation and is controlled by John Luther King through his ownership of a majority of the firm’s outstanding voting securities. No other individual owns more than 25% of Southwest JLK Corporation’s outstanding voting securities.

The names and principal occupations of the principal executive officers and each director or general partner of LKCM, all located at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, are listed below.

Name	Principal Occupation/Title
J. Luther King Jr.	Principal/President/Founder
Paul W. Greenwell	Principal/Portfolio Manager
Scot C. Hollmann	Principal/Portfolio Manager
David L. Dowler	Principal/Portfolio Manager
Lisa L. Rettew	Principal/Vice President/Treasurer
J. Bryan King	Principal/Portfolio Manager
Gary G. Walsh	Principal/Portfolio Manager
Steven R. Purvis	Principal/Portfolio Manager
Mark L. Johnson	Principal/Portfolio Manager
Mason D. King	Principal/Vice President/Analyst
I. Craig Hester	Principal/Portfolio Manager
Jacob D. Smith, Esq.	Principal/Vice President/General Counsel/Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Chartwell or LKCM. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Chartwell or LKCM, or their respective parent entities or subsidiaries or any subsidiaries of the parents of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Chartwell or LKCM or their respective parents or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.